Exhibit 10.30

AMENDMENT NO. 2 TO THE EXECUTIVE EMPLOYMENT AGREEMENT

This AMENDMENT NO. 2 TO THE EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is entered into on March 10, 2016 by and between Global Eagle Entertainment Inc., a Delaware corporation (the “Company”), and David M. Davis (the “Executive”).

W I T N E S S E T H:

WHEREAS, the Company and the Executive entered into an Executive Employment Agreement dated as of July 9, 2014;

WHEREAS, the Company and the Executive entered into Amendment No. 1 to the Executive Employment Agreement on April 12, 2015 (as so amended, the “Agreement”); and

WHEREAS, the Company and the Executive desire to further amend the Agreement as provided in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, promises and agreements hereinafter set forth, the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties to this Amendment, intending to be legally bound, hereby agree as follows:

Section 1.Defined Terms. Capitalized terms used herein, unless otherwise defined herein, have the meanings ascribed to them in the Agreement.

Section 2.Amendment to Section 4(d). Section 4(d) of the Agreement is deleted in its entirety and replaced with the following text:

“(d) The Company will reimburse the Executive for all reasonable commuting and temporary residence/hotel costs to the metropolitan area where the Company is headquartered until January 31, 2016, subject to the Company’s requirements with respect to reporting and documentation of such expenses. After January 31, 2016, the Company will reimburse the Executive for all reasonable commuting costs to the metropolitan area where the Company is headquartered, subject to the Company’s requirements with respect to reporting and documentation of such expenses.

Section 3.Effect of Amendment. Except as explicitly amended by the terms of this Amendment, the terms of the Agreement shall remain in effect and are unchanged by this Amendment.

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NY:1774651.3

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed, all as of the day and year first above written.

COMPANY:

GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation

By:	/s/ Jay Itzkowitz

Name:	Jay Itzkowitz

Title:	SVP & General Counsel

/s/ David M. Davis
David M. Davis

NY:1774651.3